Exhibit 99.2

Item #4 Form ABS Due Diligence 15E Item #5 Form ABS Due Diligence 15E

To Whom It May Concern:

MTS Group LLC was engaged by Chimera Investment Corporation as diligence agent to order and review title reports for a population of 175 mortgage loans. Said title reports were obtained and reviewed during the month of June 2021. With respect to these 175 mortgage loans:

General Findings:

1)	As set forth in the title reports:

a)	For 175 mortgage loans, the subject mortgage is recorded in the appropriate recording jurisdiction.

Findings with Respect to Pre-Origination MTG/Non-MTG Liens Only:

1)	As set forth in the title reports:

a)	For 167 mortgage loans, the title/lien search confirms the subject mortgage in expected lien position.

b)	For 8 mortgage loans, the title/lien search does not confirm the subject mortgage in expected lien position, but a clear title policy confirms the lien insured in expected lien position.

Findings with Respect to Potentially Superior Post-Origination HOA Liens Only:

1)	As set forth in the title reports:

a.	4 mortgage loans were found to have a potentially superior post-origination HOA liens/judgments of record. For those mortgage loans, the total amount of such potentially superior post-origination HOA liens/judgments is

$5,390.50.

12 Sheila Court, Pittsburgh, PA 15227 – 412-345-5199

Findings with Respect to Potentially Superior Post-Origination Municipal Liens Only:

2)	As set forth in the title reports:

a.	For 2 mortgage loans, potentially superior post-origination municipal liens/judgments were found of record. For those mortgage loans, the total amount of such potentially superior post-origination municipal liens/judgments is $227.80.

Thank You,

MTS Group, LLC

Date: September 14, 2021

By: /s/ April Crawford

Name: April Crawford

Title: Authorized Signatory

12 Sheila Court, Pittsburgh, PA 15227 – 412-345-5199